THIS DOCUMENT PREPARED UNDER THE SUPERVISION OF A MASSACHUSETTS LICENSED ATTORNEY AND AFTER RECORDING
SHOULD  BE  RETURNED  TO:
_______________________
Goldberg,  Kohn,  Bell,  Black,  Rosenbloom  &  Moritz,  Ltd.
55  East  Monroe  Street,  Suite  3700
Chicago,  Illinois  60603
                    SPACE ABOVE THIS LINE FOR RECORDER'S USE

     LOAN  NO.  07-0004017

                    REAL PROPERTY MORTGAGE WITH POWER OF SALE
                             AND SECURITY AGREEMENT
                            [MASSACHUSETTS MORTGAGE]

     This REAL PROPERTY MORTGAGE WITH POWER OF SALE AND SECURITY AGREEMENT (this "MORTGAGE") is made as of this 21st day of August, 2002, between EMERITUS PROPERTIES XIV, LLC, a Washington limited liability company ("BORROWER"), whose address is 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121 and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation ("LENDER"), whose address is 2 Wisconsin Circle, Suite 400, Chevy Chase, Maryland 20815.
                                    RECITALS
A. Lender has agreed, subject to the terms and conditions of that certain Loan Agreement of even date herewith, executed by and between Borrower and Lender (the "LOAN AGREEMENT"), to make a loan (the "LOAN") to Borrower. The Loan is evidenced by that certain Promissory Note A of even date herewith in the original  principal  amount  of  Five  Million  Three  Hundred  Ninety-Five
Thousand and No/100 Dollars ($5,395,000.00) and that certain Subordinated Promissory Note B of even date herewith in the original principal amount of Two Million Nine Hundred Five Thousand Five Hundred and No/100 Dollars ($2,905,000.00) (which notes, together with all notes issued in substitution or exchange therefor and all amendments thereto, is hereinafter referred to as the "NOTE"), providing for monthly payments as set forth in the Note, with the balance thereof, due and payable on August 31, 2005 (said date, any later date to which the maturity date may be extended in accordance with the Note, or any earlier date on which the entire unpaid principal amount shall be paid or required to be paid in full, whether by prepayment, acceleration or otherwise is hereinafter called the "MATURITY DATE"). The terms and provisions of the Loan Agreement and Note are hereby incorporated by reference in this Mortgage.
B. Lender wishes to secure: (i) the payment of the Note, together with all interest, premiums, the "EXIT FEE" (as defined in the Loan Agreement) and other amounts, if any, due in accordance with the terms of the Note, as well as the payment of any additional indebtedness accruing to Lender on account of any future payments, advances or expenditures made by Lender pursuant to the Note, the Loan Agreement or this Mortgage or any of the other Loan Documents (hereinafter defined); (ii) the performance of each and every covenant, condition, and agreement contained in the Note, the Loan Agreement, this
Mortgage, that certain Hazardous Materials Indemnity Agreement of even date herewith made by Borrower and Guarantor (as defined in the Loan Agreement) in favor of Lender and any other documents evidencing or securing the Loan or executed in connection therewith (such documents together with any modifications, renewals, extensions or replacements thereof are collectively referred to as the "LOAN DOCUMENTS"); (iii) the payment of all amounts due under and  the  performance  of  each and every covenant, condition and agreement contained in the notes, documents, instruments, agreements, guarantees or indemnities previously, now or hereafter delivered by ESC-Puyallup, LLC, ESC-Port St. Richie, LLC or ESC-Bozeman, LLC (the "ESC BORROWERS"), Guarantor, or any Affiliate (as defined in the Loan Agreement) of an ESC Borrower or Guarantor, to Lender which evidences, pertains to or secures ESC Borrowers' or Guarantor's, or an Affiliate of ESC Borrower or Guarantor's, indebtedness of any kind or nature to Lender in connection with Lender's loan to ESC Borrowers, whether existing or subsequently accruing or arising, together with all amendments and extensions thereof (collectively, the "OTHER LOAN INSTRUMENTS"), including without limitation, the documents listed on Exhibit C attached hereto;
                                                      ---------
and (iv) the payment of any and all other debts, claims, obligations, demands, monies, liabilities and indebtedness of any kind or nature now or hereafter owing, arising, due or payable from any or all of Borrower, Guarantor to Lender in connection with the Loan. All payment obligations of Borrower, Guarantor, ESC Borrowers or their respective Affiliates to Lender under the Loan, any of the Loan Documents or any of the Other Loan Instruments, are hereinafter sometimes collectively referred to as the "INDEBTEDNESS," and all other obligations of Borrower, Guarantor, ESC Borrowers or their respective Affiliates to Lender under the Loan, any of the Loan Documents or any of the Other Loan Instruments are hereinafter sometimes collectively referred to as the "OBLIGATIONS".
     NOW, THEREFORE, TO SECURE the repayment of the Indebtedness and the performance of the Obligations, Borrower has executed this Mortgage and does hereby grant, mortgage, convey, assign, warrant, transfer, pledge and deliver to Lender WITH MORTGAGE COVENANTS UPON THE STATUTORY CONDITION AND WITH THE STATUTORY POWER OF SALE, a security interest in all of Borrower's right, title and interest in and to the following described property and all proceeds thereof (which property is hereinafter sometimes collectively referred to as the "PROPERTY"):
A.     The  real  estate  described  on  Exhibit A attached hereto (the "LAND");
                                         ---------
B. All of the following (collectively, the "IMPROVEMENTS"): all buildings, improvements and fixtures now or in the future located or to be constructed on the Land; to the extent not owned by tenants of the Property or the property manager, all machinery, appliances, equipment, furniture, fixtures and all other personal property of every kind or nature located in or on, or attached to, or used or to be used in connection with the Land, buildings, improvements or fixtures; all building materials and goods procured for use or in connection with the foregoing; and all additions, substitutions and replacements to any of the foregoing;
C. To the extent assignable, all plans, specifications, architectural renderings, drawings, soil test reports, other reports of examination or analysis of the Land or the Improvements;
D. All easements, rights-of-way, water courses, mineral rights, water rights, air rights and appurtenances in any way belonging, relating or appertaining to any of the Land or Improvements, or which hereafter shall in any way belong, relate or be appurtenant thereto ("APPURTENANCES");
E. All leases, licenses and other agreements with regard to the occupancy of the Land and/or Improvements, including, without limitation, patient and resident care agreements and service agreements which include an occupancy agreement now or hereafter entered into (the "LEASES") and all rents, prepayments, security deposits, termination payments, royalties, profits, issues and revenues from the Land and/or Improvements from time to time accruing under the Leases (the "RENTS"), reserving to Borrower, however, so long as no Event of Default (hereinafter defined) has occurred and is continuing hereunder, the right to receive and apply the Rents in accordance with the terms and conditions of Section 9 of this Mortgage and the Assignment of Leases and Rents of even
    ----------
date  herewith  executed  by  Borrower  in  favor  of  Lender;
F. All claims, demands, judgments, insurance proceeds, refunds, reserves, deposits, rights of action, awards of damages, compensation, settlements and other rights to the payment of money hereafter made resulting from or relating to (i) the taking of the Land or the Improvements or any part thereof under the power of eminent domain, (ii) any damage (whether caused by such taking, by casualty or otherwise) to the Land, Improvements or Appurtenances or any part thereof,  or  (iii)  the  ownership  or  operation  of  the  Property;
G. To the extent assignable, all management contracts, permits, certificates, licenses, approvals, contracts, purchase and sale agreements, purchase options, entitlements, development rights and authorizations, however characterized, issued or in any way furnished for the acquisition, construction, development, operation and use of the Land, Improvements and/or Leases, including building permits, environmental certificates, licenses, certificates of operation, warranties and guaranties;
H. All of the following types of collateral, as defined in the Uniform Commercial Code as in effect from time to time in the State of Illinois (the "CODE"): accounts, contract rights, general intangibles, chattel paper, documents, instruments, inventory, goods, equipment, investment property, deposit accounts, letter of credit rights, commercial tort claims, health care receivables, and all books and records relating to the foregoing; provided that Borrower will cooperate with Lender in obtaining "control" as defined in the Code, with respect to collateral consisting of deposit accounts, investment property, letter of credit rights and electronic chattel paper;
I. Any monies on deposit with or for the benefit of Lender, including deposits for the payment of real estate taxes and any cash collateral account;
J. All proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Land, Improvements, Appurtenances or any other property of the types described in the preceding granting clauses; and
K. Any and all after-acquired right, title or interest of Borrower in and to any property of the types described in the preceding granting clauses.
     TO HAVE AND TO HOLD the Property and all parts thereof together with the rents, issues, profits and proceeds thereof, unto Lender to its own proper use, benefit, and advantage forever, subject, however, to the terms, covenants, and conditions herein.
     Borrower  covenants  and  agrees  with  Lender  as  follows:
1.     PAYMENT  OF  INDEBTEDNESS;  PERFORMANCE  OF  OBLIGATIONS.
       --------------------------------------------------------
     Borrower shall promptly pay when due the Indebtedness and shall promptly perform all Obligations.
2.     TAXES  AND  OTHER  OBLIGATIONS.
       ------------------------------
     Borrower shall pay, when due, and before any interest, collection fees or penalties shall accrue, all taxes, assessments, fines, impositions and other charges and obligations, which may become a lien on or charge against the Property (collectively, "CHARGES"). Borrower shall have the right to contest, in good faith by appropriate proceedings, the amount or validity of any such Charges, so long as: (a) Borrower has given prior written notice to Lender of Borrower's intent to so contest or object to any such Charges; (b) such contest stays the enforcement or collection of the Charges or any lien created; and (c) Borrower has obtained an endorsement, in form and substance satisfactory to Lender, to the loan policy of title insurance issued to Lender insuring over any such lien, or Borrower has deposited with Lender a bond or other security satisfactory to Lender in the amount of 150% of the amount of such Charges. Should Borrower fail to make any of such payments, Lender may, at its option and at the expense of Borrower, pay the amounts due for the account of Borrower. Upon the request of Lender, Borrower shall immediately furnish to Lender copies of all notices of amounts due and receipts evidencing payment. Borrower shall promptly notify Lender of any lien on all or any part of the Property and shall promptly discharge any unpermitted lien or encumbrance.
3.     RESERVES  FOR  TAXES.
       --------------------
(a)     Taxes.  At  the  time  of and in addition to the monthly installments of
        -----
principal and interest due under the Note, Borrower shall pay to Lender a sum equal to one-twelfth (1/12) of the amount estimated by Lender to be sufficient to pay at least thirty (30) days before they become due and payable, all taxes, assessments and other similar charges levied against the Property (collectively, the "TAXES"). So long as no Event of Default exists hereunder, Lender shall apply the sums to pay the Taxes when due, provided Borrower has given Lender adequate advance written notice that such payment is due. These sums may be commingled with the general funds of Lender, and no interest shall be payable thereon nor shall these sums be deemed to be held in trust for the benefit of Borrower. If Lender at any time reasonably determines that such amount on deposit is insufficient to fully pay such taxes when due, Borrower shall, within ten (10) days following notice from Lender, deposit such additional sum as may be reasonably required by Lender. On the Maturity Date, the moneys then remaining on deposit with Lender or its agent shall, at Lender's option, be applied against the Indebtedness with the excess, if any, remitted to Borrower. The obligation of Borrower to pay the Taxes is not affected or modified by the provisions of this paragraph but shall be deemed satisfied if paid by Lender from the funds held by it pursuant to this paragraph.
4.     USE  OF  PROPERTY.  Unless required by applicable law, Borrower shall not
       -----------------
permit changes in the use of any part of the Property from the use existing at the time this Mortgage was executed or other uses reasonably incidental thereto.
     Borrower shall not initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.
5.     INSURANCE  AND  CONDEMNATION.
       ----------------------------
(a)     Insurance.
        ---------
(i) Borrower shall keep the Improvements insured, and shall maintain casualty coverage, general liability coverage, business interruption coverage and such other coverages reasonably requested by Lender, by carrier(s), in amounts and in form at all times reasonably satisfactory to Lender, which carrier(s),  amounts  and  form  shall  not be changed without the prior written consent of Lender, which consent shall not be unreasonably withheld. All insurance policies required to be maintained pursuant to this Section 5 ("INSURANCE POLICIES") shall contain a Lender's Loss Payable Endorsement. All Insurance Policies shall provide that the coverage shall not be canceled, or materially modified or reduced, without thirty (30) days advance written notice from the insurance company to Lender. If a blanket policy is issued, a certificate of insurance indicating that Lender is an additional insured (and, if applicable, loss payee) under such policy in the designated amount shall be provided to Lender.
(ii) In case of loss or damage by fire or other casualty, Borrower shall give written notice thereof to the insurance carrier(s) and to Lender within three (3) business days after such loss or damage occurs. Lender is authorized and empowered, and Borrower hereby irrevocably appoints Lender as its attorney-in-fact (such appointment is coupled with an interest), at its option, to make or file proofs of loss or damage and to settle and adjust any claim under insurance policies which insure against such risks, or to direct Borrower, in writing, to agree with the insurance carrier(s) on the amount to be paid in regard to such loss.
(iii) Provided no Event of Default then exists and Borrower certifies as to same, the net insurance proceeds (after deduction of Lender's reasonable costs and expenses, if any, in collecting the same) shall be made available for the restoration or repair of the Property if, in Lender's reasonable judgment: (a) restoration or repair and the continued operation of the Property is economically feasible; (b) the value of Lender's security is not reduced; (c) the casualty loss is $500,000 or less; (d) no material non-residential Lease has terminated as a result of the loss or damage and no more than ten percent (10%) of the residential Leases at the Property have terminated as a result of the loss or damage; (e) Lender's independent consultant certifies that the restoration of the Property can be completed at least thirty (30) days prior to the Maturity Date; and (f) Borrower deposits with Lender from time-to-time an amount, in cash, which Lender, in its sole discretion, determines is necessary, in addition to the net insurance proceeds to pay in full the cost of the restoration or repair (Borrower's deposit shall be disbursed prior to any disbursement of insurance proceeds held by Lender). Any excess proceeds remaining after completion of such repair shall be distributed first to Borrower to the extent Borrower has deposited funds with Lender for such repair with the balance applied against the Indebtedness. Notwithstanding the foregoing, it shall be a condition precedent to any disbursement of insurance proceeds held by Lender hereunder that Lender shall have approved (x) all plans and specifications for any proposed repair or restoration, (y) the construction schedule and (z) the architect's and general contractor's contract for all restoration that exceeds Five Hundred Thousand and 00/100 Dollars ($500,000.00) in the aggregate. Lender may establish other conditions it deems reasonably necessary to assure the work is fully completed in a good and workmanlike manner free of all liens or claims by reason thereof, and in compliance with all applicable laws, rules and regulations. At Lender's option, the net insurance proceeds shall be disbursed pursuant to a construction escrow acceptable to Lender. If an Event of Default then exists, or any of the conditions set forth in clauses (a) through (f) of this Section 5(a)(iii) have not been met or
                                          -----------------
satisfied, the net insurance proceeds shall be applied to the Indebtedness in such order and manner as Lender may elect, whether or not due and payable, with any excess paid to Borrower.
(iv) In the event Borrower fails to provide Lender with evidence of the insurance coverage required by this Mortgage, Lender may purchase insurance at Borrower's expense to protect Lender's interests in the Property. This insurance may, but need not, protect Borrower's interests. The coverage purchased by Lender may not pay any claim made by Borrower or any claim that is made against Borrower in connection with the Property. Borrower may later cancel or require Lender to cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained insurance as required by this Mortgage. If Lender purchases insurance for the Property, Borrower will be responsible for the costs of that insurance, including interest and other charges imposed by Lender in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Obligations. The costs of the insurance may be more than the cost of insurance Borrower is able to obtain on its own.
(b)     Condemnation.
        ------------
(i) Borrower shall within three (3) business days of its receipt of notice thereof, notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, and Borrower shall, after consultation with and subject to Lender's approval, appear in and prosecute any such action or proceeding. Upon Borrower's failure to act in accordance with Lender's prior approval, Borrower authorizes Lender, at Lender's option, as attorney-in-fact for Borrower (such appointment as attorney-in-fact is coupled with an interest), to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any condemnation or other taking of the Property, and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender and in accordance with the provisions of Section
                                                                         -------
5(b)(ii)  below.  Lender  is  authorized (but is under no obligation) to collect
       -
any  such  proceeds.
(ii) Lender may, in its sole discretion, elect to (y) apply the net proceeds of any condemnation award (after deduction of Lender's reasonable costs and expenses, if any, in collecting the same) in reduction of the Indebtedness in such order and manner as Lender may elect, whether due or not or (z) make the proceeds available to Borrower for the restoration or repair of the Property. If the net proceeds of the condemnation award are made available to Borrower for restoration or repair, the net proceeds of the condemnation award shall be disbursed upon satisfaction of and in accordance with the terms and conditions set forth in Section 5(a)(iii) above. Lender is authorized (but is under no
                ------------------
obligation)  to  collect  any  such  proceeds.
6.     PRESERVATION  AND  MAINTENANCE  OF  PROPERTY.
       --------------------------------------------
     Borrower shall: (a) not commit waste or permit impairment or deterioration of the Property; (b) not abandon the Property; (c) keep the Property in good repair and restore or repair promptly, in a good and workmanlike manner, all or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, upon any damage or loss thereto; (d) comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property unless the same are being duly contested by Borrower in good faith and compliance therewith may lawfully be postponed while any such contest is pending and, if applicable, Borrower complies with Section 12 hereof; (e) provide for management of the Property by a
              ----------
property manager reasonably satisfactory to Lender pursuant to a contract in form and substance reasonably satisfactory to Lender; and (f) give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security granted by the Loan Documents or the rights or powers of Lender under the Loan Documents. Neither Borrower nor any tenant or other person shall remove, demolish or alter any Improvement on the Land except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind or when incident to repair or restoration after damage, destruction or condemnation.
7.     PROTECTION  OF  LENDER'S  SECURITY.
       ----------------------------------
     If (a) Borrower fails to pay the Indebtedness or to perform the Obligations when due or within any applicable cure period, (b) any action or proceeding is commenced which affects or could affect the Property or Lender's interest therein, including any loss, damage, cost, expense or liability incurred by Lender with respect to (i) any environmental matters relating to the Property or
(ii) the preparation of the commencement or defense of any action or proceeding or any threatened action or proceeding affecting the Loan Documents or the Property, then Lender, at Lender's option, may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect the Property or Lender's interest therein, including entry upon the Property to take such actions Lender determines appropriate to preserve, protect or restore the Property. Any amounts disbursed by Lender pursuant to this Section 7 (including attorneys' fees, costs and expenses),
                    ----------
together with interest thereon at the "DEFAULT RATE" (defined in the Note) from the date of disbursement, shall become additional Indebtedness of Borrower secured by the lien of this Mortgage and the other Loan Documents and shall be due and payable on demand. Nothing contained in this Section 7 shall require
                                                         ---------
Lender  to  incur  any  expense  or  take  any  action  hereunder.
8.     ACTIONS.
       -------
     Borrower shall (a) warrant title, subject to the permitted exceptions described on Exhibit B attached hereto and (b) appear in and defend any claim or
             ---------
any action or other proceeding purporting to affect title or other interests relating to any part of the Property, the security of this Mortgage or the rights of Lender, and give Lender prompt written notice of any such claim, action  or  proceeding.  Lender  may,  at the expense of Borrower, appear in and defend any such claim, action or proceeding and any claim, action or other proceeding asserted or brought against Lender in connection with or relating to any part of the Property or this Mortgage.
9.     LEASES;  ASSIGNMENT  OF  RENTS.
       ------------------------------
     Borrower shall not, without Lender's prior written consent, execute, modify, amend, surrender or terminate any non-residential Lease other than Qualified Non-Residential Leases. All residential Leases shall be on the forms previously provided to Lender, with no material modifications, and shall otherwise meet the parameters set forth in the Loan Agreement. All non-residential Leases, other than Qualified Non-Residential Leases, executed or renewed after the date hereof must be approved by Lender prior to the execution or renewal thereof by Borrower. Borrower shall not be authorized to enter into any ground lease of the Property without Lender's prior written approval. If Lender's consent to any non-residential Lease or the renewal of any existing non-residential Lease is required under the Loan Agreement or this Mortgage, at Lender's request, Borrower shall cause the tenant thereunder to execute a subordination and attornment agreement in form and substance satisfactory to Lender prior to Borrower's execution of such Lease; provided, however, a subordination and attornment agreement shall not be required for any Qualified Non-Residential Lease. Borrower shall comply with and observe Borrower's obligations as landlord under all Leases. Within five (5) business days of each request therefor, Borrower shall furnish Lender with a rent roll, in form acceptable to Lender and executed copies of all Leases.
Borrower absolutely and unconditionally assigns and transfers to Lender, all of Borrower's right, title and interest in and to the Rents; provided, however, so long as there shall not have occurred and be continuing an Event of Default, Borrower shall have the right to collect all Rents, and shall hold the same, in trust, to be applied first to the payment of all impositions, levies, taxes, assessments and other charges upon the Property, second to maintenance of insurance policies upon the Property required hereby, third to the expenses of Property operations, including maintenance and repairs required hereby, fourth to the payment of that portion of the Indebtedness then due and payable, and fifth, the balance, if any, to or as directed by Borrower. If an Event of Default has occurred and is continuing, Borrower's right to collect and secure the Rents shall cease and Lender shall have the sole right, with or without taking possession of the Property, to collect all Rents. Borrower has executed and delivered to Lender an Assignment of Leases and Rents of even date herewith, and, to the extent the provisions of this Section 9 are inconsistent with the
                                             ---------
provisions  of  said  Assignment  of  Leases  and  Rents, the provisions of said
Assignment  of  Leases  and  Rents  shall  control.
10.     STATEMENTS  BY  BORROWER.
        ------------------------
     Borrower shall within ten (10) days after Lender's request, furnish Lender with a written statement, duly acknowledged, setting forth the sums, according to Borrower's books and records, secured by the Loan Documents and any right of set-off, counterclaim or other defense which exists against such sums and the Obligations.
11.     TRANSFERS  OF  THE  PROPERTY  OR  BENEFICIAL  INTEREST  IN  BORROWER;
        ---------------------------------------------------------------------
ASSUMPTION.
        --
     Except only as permitted under the Loan Agreement, Borrower shall not (a) create or permit the creation of any new ownership interest in Borrower, or (b) transfer or permit the transfer of (i) all or any part of the Property, or any interest therein, or (ii) any ownership interest in Borrower (including any interest in the profits, losses or cash distributions in any way relating to the Property or Borrower). In addition, if the Emeritus Corporation ("EMERITUS") fails to continue to control the day to day management and operation of Borrower's business, then Lender may, at Lender's option, declare all of the Indebtedness to be immediately due and payable, and Lender may invoke any remedies permitted by the Loan Documents. Intestate transfers or transfers by devise shall not constitute a transfer for the purposes of the foregoing provisions.
12.     NO  ADDITIONAL  LIENS,  ENCUMBRANCES  OR  INDEBTEDNESS.
        ------------------------------------------------------
     Borrower covenants not to execute any mortgage, security agreement, assignment of leases and rents or other agreement granting a lien (except the liens granted to Lender by the Loan Documents and liens with respect to the additional indebtedness permitted by the Loan Documents) against or encumbrance on the Property or take or fail to take any other action which would result in a lien against the Property or the interest of Borrower or Guarantor in the Property without the prior written consent of Lender; provided, however, Borrower may in good faith, by appropriate proceeding, contest the validity or amount of any asserted lien and, pending such contest, Borrower shall not be deemed to be in default hereunder if Borrower shall first obtain an endorsement, in form and substance satisfactory to Lender to the loan policy of title insurance issued to Lender insuring over such lien, or, if no such loan policy shall have been issued, then Borrower shall deposit with Lender a bond or other security satisfactory to Lender in the amount of 150% of the amount of such lien to assure payment of the same as and when due.
13.     BORROWER  AND  LIEN  NOT  RELEASED.
        ----------------------------------
     Without affecting the liability of Borrower or any other person liable for the payment of the Indebtedness, and without affecting the lien or charge of this Mortgage as security for the payment of the Indebtedness, Lender may, from time to time and without notice to any junior lien holder or holder of any right or other interest in and to the Property: (a) release any person so liable; (b) waive or modify any provision of this Mortgage or the other Loan Documents or grant other indulgences; (c) release all or any part of the Property; (d) take additional security for any obligation herein mentioned; (e) subordinate the lien or charge of this Mortgage; (f) consent to the granting of any easement; or
(g)  consent  to  any  map,  plat  or  plan  of  the  Property.
14.     UNIFORM  COMMERCIAL  CODE  SECURITY  AGREEMENT.
        ----------------------------------------------
(a) This Mortgage shall constitute a security agreement pursuant to the Code for any portion of the Property which, under applicable law, may be subject to a security interest pursuant to the Code (such portion of the Property is hereinafter called the "PERSONAL PROPERTY") and Borrower hereby grants to Lender a security interest in the Personal Property. With respect to the Personal Property, Lender shall have all of the rights and remedies of a secured party under the Code as well as all other rights and remedies available at law or in equity.
(b) Borrower agrees to execute and deliver to Lender any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Mortgage in such form as Lender may require to perfect a security interest with respect to the Personal Property if and to the extent Borrower's signature is required under the terms of the Code. Borrower hereby authorizes and empowers Lender and irrevocably appoints Lender its agent and attorney-in-fact to execute and file or to file without Borrower's signature, on Borrower's behalf, all financing statements and refilings and continuations thereof as Lender deems necessary or advisable to create, preserve and protect such lien if Borrower fails upon request to do so or there is an Event of Default outstanding hereunder. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements as Lender may reasonably require.
(c) Except as otherwise expressly provided herein, Borrower shall not, without the prior written consent of Lender, sell, assign, transfer, encumber, remove or permit to be removed from the Property any of the Personal Property. So long as no Event of Default exists, Borrower may sell or otherwise dispose of the Personal Property when obsolete, worn out, inadequate, unserviceable or unnecessary for use in the operation of the Property, but only upon replacing the same with other Personal Property at least equal in value and utility to the disposed Personal Property. Any replacement or substituted Personal Property shall be subject to the security interest granted herein.
(d) To the extent permitted by law, Borrower and Lender agree that with respect to all items of Personal Property which are or will become fixtures on the Land, this Mortgage, upon recording or registration in the real estate records of the proper office, shall constitute a "fixture filing" within the meaning  of  the  Code.
15.     EVENTS  OF  DEFAULT;  ACCELERATION  OF  INDEBTEDNESS.
        ----------------------------------------------------
     The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Mortgage:
(a) failure of Borrower to pay, within ten (10) days of the due date, any of the Indebtedness, including any payment due under the Note; or
(b)     failure  of  Borrower  to  strictly  comply  with  Sections  5(a)(i)
                                                           -----------------
(insurance),  9  (Leases),  11  (prohibition on transfers) and 12 (no additional
              -             --                                 --
liens)  of  this  Mortgage;  or
(c) failure of Borrower, within thirty (30) days after written notice and demand, to satisfy each and every Obligation not set forth in the subsections above; provided, however, if such Obligation cannot by its nature be cured within thirty (30) days, and if Borrower commences to cure such failure promptly after written notice thereof and thereafter diligently pursues the curing thereof (and then in all events cures such failure within sixty (60) days after the original notice thereof), Borrower shall not be in default hereunder during such period of diligent curing; or
(d) Borrower changes the state of its formation/incorporation or its corporate name without providing Lender thirty (30) days prior written notice; or
(e) the occurrence of a default under any other Loan Document or Other Loan Instrument and the expiration of any applicable notice and/or cure period, if any.
Upon the occurrence of an Event of Default, at the option of Lender, the Indebtedness shall become immediately due and payable without notice to Borrower and Lender shall be entitled to all of the rights and remedies provided in the Loan Documents or at law or in equity. Each remedy provided in the Loan Documents is distinct and cumulative to all other rights or remedies under the Loan Documents or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.
16.     ENTRY;  FORECLOSURE.
        -------------------
     Upon the occurrence of an Event of Default, Borrower, upon demand of Lender and to the extent not prohibited by law, shall forthwith surrender to Lender the actual possession of the Property, or to the extent permitted not prohibited by law, Lender, or a receiver appointed by a court of competent jurisdiction, may enter and take possession of all or any part of the Property, and may exclude Borrower and its agents and employees wholly therefrom, and may have joint access with Borrower to the books, papers and accounts of Borrower. If Borrower shall for any reason fail to surrender or deliver the Property or any part thereof after such demand by Lender, Lender or such receiver may obtain a judgment or decree conferring on Lender or such receiver, the right to immediate possession of the Property or requiring the delivery of the Property to Lender or such receiver, and Borrower specifically consents to the entry of such judgment or decree. Upon every such entering upon or taking of possession, Lender or such receiver may hold, store, use, operate, manage and control the Property and conduct the business thereof, and Lender or such receiver may take any action required by applicable law or which Lender or such receiver believes necessary to enforce compliance with the environmental provisions contained herein or in the other Loan Documents, and negotiate with governmental authorities with respect to the Property's environmental compliance and remedial measures in connection therewith. Lender and such receiver and their representatives shall have no liability for any loss, damage, injury, cost or expense resulting from any action or omission which was taken or omitted in good faith.
If the Indebtedness or any part thereof is not paid when the same shall become due, whether by acceleration or otherwise, Lender may, either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits  at  law or in equity or by any other appropriate proceeding or remedy to:
(a) enforce payment of the Note or the performance of any term, covenant, condition or agreement of Borrower under any of the Loan Documents; (b)
foreclose the lien hereof for the Indebtedness or part thereof and sell the Property as an entirety or otherwise, as Lender may determine; (c) exercise its rights under Section 14 with respect to all or any portion of the Personal
               -----------
Property in accordance with the provisions of the Code; provided Lender shall have no obligation to clean up or otherwise prepare such Personal Property for sale nor marshal any Personal Property in favor of Borrower or any other secured party; and/or (d) pursue any other right or remedy available to it under or by the law and decisions of the State in which the Land is located. Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Personal Property and compliance will not be considered adversely to affect commercial reasonableness of any sale of the Personal Property. Notwithstanding any statute or rule of law to the contrary, the failure to join any tenant or tenants of the Property as party defendant or defendants in any foreclosure action or the failure of any such order or judgment to foreclose their rights shall not be asserted by Borrower as a defense in any civil action instituted to collect (a) the Indebtedness, or any part thereof or (b) any deficiency remaining unpaid after foreclosure and sale of the Property. To the extent a notice of sale shall be required by law for the sale or disposition of the Personal Property, a reasonable authenticated notification of disposition shall be notification given at least ten (10) days prior to any such sale, provided however, that no notification need be given to Borrower if it has authenticated after default a statement renouncing or modifying any right to notification of sale or other intended disposition. Upon any foreclosure sale, Lender may bid for and purchase the Property and shall be entitled to apply all or any part of the Indebtedness as a credit to the purchase price.
Should this Mortgage encumber more than one parcel of property, Lender shall have the option in any foreclosure sale pursuant hereto to have the parcels sold individually, in groups, or en masse, whichever Lender deems appropriate.
17.     APPOINTMENT  OF  RECEIVER  OR  MORTGAGEE  IN  POSSESSION.
        --------------------------------------------------------
     If an Event of Default is continuing or if Lender shall have accelerated the Indebtedness, Lender, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right, without notice, and without regard to the occupancy or value of any security for the Indebtedness or the insolvency of any party bound for its payment, to the appointment, at its option, of itself as mortgagee in possession, or of a receiver without bond to take possession of and to operate the Property, and to collect and apply the Rents.
18.     EXPENDITURES  AND  EXPENSES.
        ---------------------------
     In any action to foreclose the lien hereof or otherwise enforce Lender's rights and remedies hereunder, there shall be allowed and included as additional Indebtedness all Costs (as defined in the Loan Agreement) which may be paid or incurred by or on behalf of Lender; including without limitation, costs of collection, enforcement, retaining, holding, preparing for disposition, processing and disposing of the Personal Property. All Costs and such other costs, expenses and fees as may be incurred by Lender in the protection of the Property and the maintenance of the lien of this Mortgage, including, reasonable attorneys' fees and costs in any litigation or proceeding affecting this Mortgage, the Note, the other Loan Documents, the Property or the Personal Property, including probate, appellate, and bankruptcy proceedings and any post-judgment proceedings to collect or enforce any judgment or order relating to this Mortgage or the other Loan Documents or in preparation for the commencement or defense of any action or proceeding, shall be immediately due and payable to Lender, with interest thereon at the Default Rate, and shall be secured by this Mortgage.
19.     APPLICATION  OF  PROCEEDS  OF  FORECLOSURE  SALE.
        ------------------------------------------------
     The proceeds of any foreclosure sale of the Property shall be distributed and applied in the order of priority set forth in the Note with the excess, if any, being applied, to any party entitled thereto as their rights may appear.
20.     FUTURE  ADVANCES.
        ----------------
     This Mortgage is given to secure not only the existing Indebtedness, but also future advances (whether such advances are obligatory or are made at the option of Lender, or otherwise) made by Lender under the Note or this Mortgage, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The total amount of indebtedness that may be so secured may decrease or increase from time to time, but the principal amount of all Indebtedness secured hereby shall in no event exceed five (5) times the aggregate face amount of the Note.
It is the intent hereof to secure payment of the Note whether the entire amount shall have been advanced to Borrower at the date hereof, or at a later date, and to secure any other amount or amounts that may be added to the Indebtedness or Obligations. The total amount of indebtedness secured hereby may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed five (5) times the aggregate face amount of the Note) in principal plus interest thereon and any disbursements made for the payment of taxes, levies, or insurance on the Property with interest thereon. This Mortgage shall secure any and all additional or further monies which may be advanced by Lender to Borrower after the date hereof, which future advances of money, if made, may be evidenced by a note or notes executed by Borrower to Lender bearing such rate of interest and with such maturities as shall be determined from time to time, but any and all such future advances secured by this Mortgage shall be made not more than twenty (20) years after the date hereof. Nothing herein contained shall be deemed an obligation on the part of Lender to make any future advances.
21.     WAIVER  OF  STATUTE  OF  LIMITATIONS.
        ------------------------------------
     Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien created by any of the Loan Documents or to any action brought to enforce the Note or any other obligation secured by any of the Loan Documents.
22.     WAIVER  OF  HOMESTEAD  AND  REDEMPTION.
        --------------------------------------
     Borrower hereby waives all right of homestead exemption in the Property. Borrower hereby waives all right of redemption on behalf of Borrower and on behalf of all other persons acquiring any interest or title in the Property subsequent to the date of this Mortgage, except decree or judgment creditors of Borrower.
23.     GOVERNING  LAW;  SEVERABILITY.
        -----------------------------
     This Mortgage shall be governed by and construed in accordance with the internal laws of the State of Illinois except that the provisions of the laws of the jurisdiction in which the Land is located shall be applicable to the creation, perfection and enforcement of the lien created by this Mortgage. The invalidity, illegality or unenforceability of any provision of this Mortgage shall not affect or impair the validity, legality or enforceability of the remainder of this Mortgage, and to this end, the provisions of this Mortgage are declared to be severable.
24.     NOTICE.
        ------
     Notices shall be given under this Mortgage in conformity with the terms and conditions of the Loan Agreement and in conformity with applicable law.
25.     SUCCESSORS  AND  ASSIGNS  BOUND;  JOINT  AND  SEVERAL LIABILITY; AGENTS;
        ------------------------------------------------------------------------
CAPTIONS.
     ---
     The covenants and agreements contained in the Loan Documents shall bind, and the rights thereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of Section 11 hereof. All
                                                         ----------
covenants and agreements of Borrower shall be joint and several. In exercising any rights under the Loan Documents or taking any actions provided for therein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Mortgage are for convenience only and are not to be used to interpret or define the provisions hereof.
26.     RELEASE.
        -------
     Upon payment of all sums secured by this Mortgage, Lender shall release this Mortgage. Borrower shall pay Lender's reasonable costs incurred in releasing  this  Mortgage  and  any  financing  statements  related  hereto.
27.     LOSS  OF  NOTE.
        --------------
     Upon notice from Lender of the loss, theft, or destruction of the Note and upon receipt of an affidavit of lost note and an indemnity reasonably satisfactory to Borrower from Lender, or in the case of mutilation of the Note, upon surrender of the mutilated Note, Borrower shall make and deliver a new note of like tenor in lieu of the then to be superseded Note.
28.     SUBROGATION.
        -----------
     Lender is hereby subrogated (a) to the lien(s) of each and every mortgage, lien or other encumbrance on all or any part of the Property which is fully or partially paid or satisfied out of the proceeds of the Indebtedness, and (b) to the rights of the owner(s) and holder(s) of any such mortgage, lien or other encumbrance. The respective rights under and priorities of all such mortgages, liens or other encumbrances shall be preserved and shall pass to and be held by Lender as additional security for the Indebtedness, to the same extent as if such rights and priorities had been duly assigned by separate instrument of assignment and notwithstanding that the same may have been cancelled and satisfied of record.
29.     STATUTORY  CONDITION  AND  POWER  OF  SALE.
        ------------------------------------------
     This Mortgage is upon the STATUTORY CONDITION and upon further condition that all covenants and agreements of, and conditions imposed upon, Mortgagor herein contained and in the Loan Agreement, the Loan Documents, the Other Loan Instruments and other instruments and agreements evidencing or securing the Obligations shall be kept and fully performed, for any breach of which (remaining uncured beyond the grace period, if any, provided herein or therein, or in the Loan Documents, the Other Loan Instruments or other such instruments or agreements), Lender shall have the STATUTORY POWER OF SALE, pursuant to M.G.L.A. Ch. 183, Section 21, and any other rights and remedies granted herein and/or in the Loan Documents or Other Loan Instruments.
30.     TIME  OF  ESSENCE.
        -----------------
     Time is of the essence of this Mortgage and the performance of each of the covenants and agreement contained herein.

IN WITNESS WHEREOF, Borrower has executed this Mortgage or has caused the same to be executed by its duly authorized officer, under seal, as of the date first above written.

     EMERITUS  PROPERTIES  XIV,  LLC,  a  Washington  limited  liability company
     By:     EMERITUS  CORPORATION,  its  sole  member

          By         /s/  Raymond  R.  Brandstrom
          Name    Raymond  R.  Brandstrom
          Its          CFO

                                 ACKNOWLEDGMENT

STATE  OF  WASHINGTON          )
                         )  SS
COUNTY  OF  KING               )


     On  this  _____  day  of  August,  2002,  before  me  appeared
____________________________, to me personally known, who, being by me duly sworn, did say that _he is the ____________________ of EMERITUS CORPORATION, a Washington corporation, the sole member of EMERITUS PROPERTIES XIV, LLC, a Washington limited liability company, and that said instrument was signed and sealed on behalf of said limited liability company by authority of its members, and _he acknowledged said instrument to be the free act and deed of said limited liability company.




Print  Name:
Commission  No.
                                             (if  any)


My  Commission  Expires:______________

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS

                                    EXHIBIT C

                             OTHER LOAN INSTRUMENTS


a) That certain Loan Agreement between Lender and ESC-PUYALLUP, LLC, a Washington limited liability company ("PUYALLUP"), ESC-PORT ST. RICHIE, LLC, a
Washington limited liability company ("PORT RICHIE"), and ESC-BOZEMAN, LLC, a Washington limited liability company ("BOZEMAN") dated February 8, 2002 (the "ESC LOAN AGREEMENT");
b) that certain Promissory Note A made by Puyallup, Port Richie and Bozeman in favor of Lender dated February 8, 2002 in the original principal amount of Nineteen Million Eight Hundred Fifty-Seven Thousand Five Hundred and No/100 Dollars ($19,857,500.00);
c) that certain Subordinated Promissory Note B made by Puyallup, Port Richie and Bozeman in favor of Lender dated February 8, 2002 in the original principal amount of Ten Million Six Hundred Ninety-Two Thousand Five Hundred and No/100 Dollars ($10,692,500.00);
d) the Deed of Trust granted by Puyallup in favor of Lender with respect to the Courtyard Property (as defined in the ESC Loan Agreement) dated February 8, 2002;
e) the Mortgage granted by Port Richie in favor of Lender with respect to the La Casa Property (as defined in the ESC Loan Agreement) dated February 8, 2002;
f) the Deed of Trust granted by Bozeman in favor of Lender with respect to the Spring Meadows Property (as defined in the ESC Loan Agreement) dated February 8, 2002;
g)     the  Assignment  of  Leases  and  Rents executed by Puyallup and Emeritus
Properties III, Inc., a Washington corporation, as tenant, with respect to Courtyard Property dated February 8, 2002;
h) the Assignment of Leases and Rents executed by Port Richie and Emeritus Properties V, Inc., a Washington corporation, as tenant, with respect to the La Casa Property dated February 8, 2002;
i)     the  Assignment  of  Leases  and  Rents  executed by Bozeman and Emeritus
Properties II, Inc., a Washington corporation, as tenant, with respect to the Spring Meadows Property dated February 8, 2002;
j) the Guaranty executed by Emeritus Corporation, a Washington corporation ("EMERITUS"), in favor of Lender dated February 8, 2002;
k) the Hazardous Materials Indemnity Agreement executed by Puyallup, Port Richie, Bozeman and Emeritus dated February 8, 2002;
l) the Attornment and Subordination agreement with respect to the licensee lease between Puyallup, as landlord and Emeritus Properties III, Inc., a Washington corporation, as tenant, with respect to the Courtyard Property dated February 8, 2002;
m) the Attornment and Subordination agreement with respect to the licensee lease between Port Richie, as landlord, and Emeritus Properties V, Inc., a Washington corporation, as tenant, with respect to the La Casa Property dated February 8, 2002;
n) the Assignment of Leases and Rents executed by Emeritus Properties III, Inc., a Washington corporation, with respect to the Courtyard Property dated February 8, 2002;
o) the Collateral Assignment of Management Agreement and Waiver of Property Management and Broker's Liens, executed by Puyallup and Emeritus relating to the management contract for the Courtyard Property dated February 8, 2002;
p) the Collateral Assignment of Management Agreement and Waiver of Property Management and Broker's Liens, executed by Port Richie and Emeritus relating to the management contract for the La Casa Property dated February 8, 2002; and
q) the Collateral Assignment of Management Agreement and Waiver of Property Management and Broker's Liens, executed by Bozeman and Emeritus relating to the management contract for the Spring Meadows Property dated February 8, 2002.